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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 2, 2000
                                                  -------------



                           5B Technologies Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                    0-27190                  11-3529387
          --------                    -------                  ----------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)


                   One Jericho Plaza, Jericho, New York 11753
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code        (516) 938-3400
                                                    ---------------------------


                                    Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 2, 2000, 5B Technologies Corporation ("5B") sold the majority of its computer lease portfolio (the "Assets") to Stamford Computer Group Inc. ("Stamford"), and 5B announced that it was discontinuing operations of its leasing business, which has been conducted by Paramount Operations Inc., a wholly owned subsidiary of 5B. In exchange for the Assets, Stamford paid 5B cash consideration of $700,114 and assumed $6,116,865 of indebtedness related to the Assets. The price for the Assets was arrived at through arms'-length negotiations with Stamford. 5B had also negotiated the sale of the Assets with other prospective buyers and determined that the consideration offered by Stamford and the terms of the transaction were favorable to and in the best interests of 5B. In conjunction with the discontinuance of its leasing business, 5B has recorded a predominantly non-cash, one-time pre-tax charge of approximately $977,000, which was recorded in the quarter ended March
31, 2000.

     A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1.

     5B hereby incorporates by reference into this Item 2 (i) the Purchase Agreement attached hereto as Exhibit 10.15, (ii) the press release attached hereto as Exhibit 99.1 and (iii) the Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Years Ending December 31, 1999, December 31, 1998 and December 31, 1997 attached hereto as Exhibit 99.2.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro Forma Financial Information.

          (1) Attached hereto as Exhibit 99.2 are Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Years
              Ending December 31, 1999, December 31, 1998 and December 31, 1997, which give effect to the sale of a majority of 5B's computer leasing portfolio and the discontinuance of 5B's computer leasing business.

     (c)  Exhibits.

          10.15 Purchase Agreement, dated May 2, 2000, by and between Paramount Operations Inc.(a wholly-owned subsidiary of 5B Technologies) and Stamford Computer Group Inc.

          99.1 Press Release, dated May 4, 2000.

          99.2 Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Years Ending December 31, 1999, December 31, 1998 and December 31, 1997.














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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   5B TECHNOLOGIES CORPORATION


Date:     May 17, 2000             By: /s/ Glenn Nortman
      -------------------          --------------------------------------
                                   Glenn Nortman, Chief Executive Officer








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                                  EXHIBIT INDEX



     EXHIBIT  DESCRIPTION

     10.15 Purchase Agreement, dated May 2, 2000, by and between Paramount Operations Inc. (a wholly-owned subsidiary of 5B Technologies) and Stamford Computer Group Inc.

     99.1     Press Release, dated May 4, 2000.

     99.2 Unaudited Pro Forma Consolidated Statements of Operations of 5B for the Years Ending December 31, 1999, December 31, 1998 and December 31, 1997.



















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